UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) January 7, 2005


                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


         000-32475                                        84-1408762
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 (Commission File Number)                    (IRS Employer Identification No.)


1801 Century Park East, Suite 1830, Los Angeles, California          90067-2320
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        (Address of Principal Executive Offices)                     (Zip Code)


                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)


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

SECTION 8. OTHER EVENTS

Item 8.01 Other Events

      Upon review of the registrant's trading symbol by its board of directors and management, a determination was made to request a change of the symbol. As a result, the OTC Bulletin Board listed Astrata Group on the Daily List and, effective at the opening of the market Monday, January 10, 2005, the registrant's trading symbol will be "ATTG".

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits.

Exhibit 99.1 - Press Release dated January 8, 2005.


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

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2005                      ASTRATA GROUP INCORPORATED


                                            By: /s/ Anthony J. Harrison
                                                --------------------------------
                                                Anthony J. Harrison
                                                Chief Executive Officer


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